Employee Benefit Plan, Fair Value and NAV	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
Investments that Calculate Net Asset Value ("NAV") [Line Items]
Investments that Calculate Net Asset Value ("NAV")
4. Investments that Calculate Net Asset Value ("NAV")

The Plan's investments in pooled separate accounts are valued at NAV of the shares held at year-end. NAV is derived from the quoted market prices of the underlying securities and short-term cash investments. These investment options are available through a group annuity contract with the Principal
Life Insurance Company. Principal Life Insurance Company reserves the right to defer payments or transfers from Principal Life Separate Accounts as described in the group annuity contracts providing access to the Separate Accounts or as required by applicable law. Such deferment will be based on factors that may include situations such as: unstable or disorderly financial markets; investment conditions which do not allow for orderly investment transactions; or investment, liquidity, and other risks. If a participant elects to allocate funds to a pooled separate account, the participant may not be able to immediately withdraw the funds.

Pooled separate account investments allow one transfer per 30 day period. The transfer restriction applies to all participant directed transfers out of this investment, including non-scheduled rebalancing activity. Once the number of allowed transfers out is met, participants are not allowed to transfer back into this investment option until the holding period elapses. Contributions into the investment option are not impacted.